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                                 EXHIBIT NO. 5
                     THE VARIABLE ANNUITY APPLICATION FORM



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                                    THE BEST OF AMERICA-Registered Trademark- AMERICA'S FUTURE ANNUITY -SM-
                                                         APPLICATION/ENROLLMENT CARD
                                       INITIAL MINIMUM IS $100,000 FOR 401(a), $15,000 FOR ALL OTHERS
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PLAN TYPE    AN OPTION MUST BE SELECTED                                   DEATH BENEFIT    OPTION AN OPTION MUST BE SELECTED

This contract is established as a:

/ /  NON-QUALIFIED                                                        / /  STANDARD 5-YEAR ANNIVERSARY
/ /  IRA ROLLOVER                                                         / /  1-YEAR ANNIVERSARY  *
/ /  403(b) TRANSFER  Disclosure form required.                           / /  5%  INTEREST  *
/ /  CRT (Charitable Remainder Trust)                                     *  Additional charge, please see prospectus
/ /  401 (a)  (Investment Only)  Disclosure form required.                   Available to annuitants aged less than  85

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CONTRACT OWNER                                                            / / CONTINGENT OWNER  / /JOINT OWNER


Last Name or Plan Name                                                        Last Name       Spouse only unless prohibited by law

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First Name or Plan Name (CONTINUED)                    MI                     First Name                                       MI

---------------------------------------------------   ----                    ----------------------------------------------  ----

Address                                                                       Address
         ------------------------------------------                                    -------------------------------------

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Sex / /M   / /F     Birthdate     /   /                                       Sex  / /M   / /F    Birthdate     /   /
                              -------------                                                                 -------------
                              MM  DD  YYYY                                                                  MM  DD  YYYY

Soc. Sec. No. or Tax ID                                                       Soc. Sec. No. or Tax ID
                        ---------------------------                                                   ----------------------

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ANNUITANT     Complete only if different from                             / / CONTINGENT ANNUITANT
              primary contract owner.
Last Name                                                                     Last Name

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First Name                                             MI                     First Name                                       MI

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Address
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                         Maximum issue age through age 85

Sex / /M   / /F     Birthdate     /   /                                       Sex  / /M   / /F    Birthdate     /   /
                              -------------                                                                 -------------
                              MM  DD  YYYY                                                                  MM  DD  YYYY

Soc. Sec. No.                                                                 Soc. Sec. No.
             ------------------------------                                                ------------------------------

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BENEFICIARY     BENEFICIARY WILL RECEIVE DEATH BENEFIT UPON DEATH OF ANNUITANT (AND CONTINGENT ANNUITANT, IF NAMED).

                                                                                    Relationship                        Birthdate
Primary      Contingent      Print Full Name (Last, First, MI)      Allocation      to Annuitant     Soc. Sec. No.      MM/DD/YYYY
                                                                                                                          /  /
  / /                        ---------------------------------      ---------%      ------------     -------------      ----------
                                                                                                                          /  /
  / /           / /          ---------------------------------      ---------%      ------------     -------------      ----------
                                                                                                                          /  /
  / /           / /          ---------------------------------      ---------%      ------------     -------------      ----------
                                                                                                                          /  /
  / /           / /          ---------------------------------      ---------%      ------------     -------------      ----------
                                                                                                                          /  /
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ANNUITY PURCHASE PAYMENTS              / / PAYMENT ENCLOSED            / / 1035             / / TRANSFER             / / ROLLOVER

First Purchase Payment $       (Initial 401(a) minimum is $100,000. All other plan types are $15,000) submitted.  A copy of this application properly signed by the producer will constitute receipt for such amount.  If this application is declined by the
Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.

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REMARKS

APO-3418                                    PRODUCT OF NATIONWIDE LIFE INSURANCE CO.                          ID-FUTURE-AO (8/97)
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PURCHASE PAYMENT ALLOCATION                            WHOLE PERCENTAGES ONLY, MUST TOTAL 100%


                                        A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.

AMERICAN CENTURY                                                                         NEUBERGER & BERMAN
  -----% VP Income & Growth                     NATIONWIDE SUBADVISED FUNDS               -----%  AMT Guardian Portfolio
  -----% VP International                           Fund Name(Subadvisor)                 -----%  AMT Partners Portfolio
  -----% VP Value                                -----%   Balanced Fund                   -----%  AMT Mid-Cap Growth
                                                          (Salomon Brothers)
DREYFUS                                          -----%   Equity Income Fund             OPPENHEIMER FUNDS
  -----% Capital Appreciation Portfolio                   (Federated)                     -----%  Capital Appreciation Fund
  -----% Stock Index Fund                        -----%   Global Equity Fund              -----%  Growth Fund
  -----% Socially Responsible Growth Fund                 (JP Morgan)                     -----%  Growth & Income Fund
                                                 -----%   High Income Bond Fund
FIDELITY                                                  (Federated)                    VAN ECK
  -----% Contrafund Portfolio                    -----%   Multi Sector Bond Fund          -----%  Worldwide Hard Assets Fund
  -----% Equity-Income Portfolio                          (Salomon Brothers)              -----%  Worldwide Emerging Markets Fund
  -----% Growth Portfolio                        -----%   Small Cap Value Fund
  -----% Growth Opportunities Portfolio                   (Dreyfus)                      WARBURG PINCUS
  -----% High Income Portfolio                   -----%   Small Company Fund              -----%  International Equity Portfolio
  -----% Overseas Portfolio                               (Multi Managers)                -----%  Growth & Income Portfolio
                                                 -----%   Strategic Growth Fund           -----%  Post-Venture Capital Portfolio
MORGAN STANLEY                                            (Strong)
  -----% Emerging Markets Debt Portfolio         -----%   Strategic Value Fund           NATIONWIDE LIFE INS. CO
  -----% Real Estate Securities Portfolio                 (Strong/Schafer)                -----%  Fixed Account
                                                 -----%   Select Advisers Mid Cap
NATIONWIDE-Registered Trademark-                          Fund (Three UAM Managers)             MVA/GUAR. TERM OPTION
  -----% Capital Appreciation Fund                                                        -----%  3 Year
  -----% Government Bond Fund                                                             -----%  5 Year
  -----% Money Market Fund                                                                -----%  7 Year    $1,000 minimum
  -----% Total Return Fund                                                                -----%  10 Year   for each option

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SIGNATURES

I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

            CONTRACT
PRODUCER    OWNER
/ / Yes     / / Yes   To the best of your knowledge, will the annuity contract applied for diminish the value of
/ / No      / / No    (replace) an existing annuity contract or life policy?
/ / Please send me a copy of the Statement of Additional Information to the Prospectus.

     STATE IN WHICH APPLICATION WAS SIGNED
                                           ----------------------------------------
                                                           State
     CONTRACT OWNER                                                                      DATE
                    ---------------------------------------------------------------          ------------------------
                                                 Signature
     JOINT OWNER
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                                                 Signature
     PRODUCER
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                                                 Signature

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PRODUCER'S NAME & ADDRESS

     NAME                                                                         PRODUCER SSN
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     BROKER/DEALER                                                                PHONE  (  )
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     ADDRESS
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REGULAR MAIL    Nationwide Life Insurance Co.                              EXPRESS MAIL     Nationwide Life Insurance Co.
                P.O. Box 16609                                                              Individual Annuity Products, 1-05-P1
                Columbus, Ohio  43216-6609                                                  One Nationwide Plaza
                1-800-848-6331                                                              Columbus, Ohio  43215-2220
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